UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549




                                    FORM 8-K


                                 CURRENT REPORT



                       Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934



       Date of Report (Date of Earliest Event Reported): JANUARY 26, 2000
                                                         ----------------




                             APPLE ORTHODONTIX, INC.
                      -------------------------------------
               (Exact Name of Registrant as Specified in Charter)



           DELAWARE                    001-12977                 74-2795193
 -----------------------------     ----------------         ---------------
 (State or Other Jurisdiction         (Commission              (IRS Employer
       of incorporation)             File Number)           Identification No.



        2777 ALLEN PARKWAY, SUITE 700, HOUSTON, TEXAS              77019
        ---------------------------------------------              -----
          (Address of Principal Executive Offices)              (Zip Code)

        Registrant's telephone number, including area code (713) 852-2500
                                                           --------------

ITEM 3. BANKRUPTCY OR RECEIVERSHIP.

      On January 27, 2000, Apple Orthodontix, Inc. (the "Company") filed for protection under Chapter 11 in the United States Bankruptcy Court for the District of Delaware. The case has been assigned to United States Bankruptcy Judge Mary Walrath. The consolidated caption is In Re Apple Orthodontix, Inc., Debtor, Chapter 11, case no. 00-347. The initial hearing was held on January 28, 2000.

      On January 27, 2000, the Company issued the press release attached hereto as Exhibit 99 announcing the commencement of the Company's Chapter 11 liquidation proceedings.

ITEM 4. CHANGE IN REGISTRANT"S CERTIFYING ACCOUNTANT.

      On January 26, 2000, Arthur Andersen LLP ("Arthur Andersen") was dismissed by the Company as the certifying accountant of the Company, effective as of that date.

      Arthur Andersen reported on the financial statements for each of fiscal year 1997 and 1998, and, with respect to the Company"s 1998 financial statements, Arthur Andersen"s report contained a qualification related to the Company"s ability to continue as a going concern due to a constrained access to funds and a net capital deficiency. Currently, there are no audited financial statements for the year ending December 31, 1999 and the Company does not expect to obtain such financial statements. The decision to dismiss Arthur Andersen was recommended and approved by the Audit Committee of the Company. During the last two fiscal years and subsequent interim period to the date hereof, there have been no disagreements between the Company and Arthur Andersen on any matters of accounting principles or practices, financial statement disclosure or auditing scope or procedures which, if not resolved to the satisfaction of Arthur Andersen, would have caused it to make reference to the matter in the auditor"s report. However, by letter dated April 14, 1999, Arthur Andersen advised the Audit Committee of the Board of Directors that the Company had material weaknesses in its internal control structure related to the design and operation of the Company"s evaluation of asset realizability and management team communication. The Audit Committee and Arthur Andersen discussed the material weaknesses and the Audit Committee approved and recommended responses to these material weaknesses. For discussion of the Company"s evaluation of asset realizability and related disclosures, reference is made to the Company"s Annual Report on Form 10-K for the year ended December 31, 1998 and the Company"s subsequent interim reports.

      In connection with the filing of this Form 8-K, Arthur Andersen was provided with a copy of this disclosure and was requested by the Company to furnish to the Company a letter addressed to the Commission stating whether Arthur Andersen agrees with the above statements. A copy of Arthur Andersen"s letter to the Commission is attached hereto as Exhibit 16 to this Form 8-K.

ITEM 5. OTHER EVENTS.

      On January 27, 2000, John G. Vondrak, Chairman of the Board of Directors of the Company, resigned from the Board of Directors of the Company.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.

        (c)   Exhibits

              16 Letter dated February 2, 2000, delivered by Arthur Andersen to the Securities and Exchange Commission.

              99    Press Release dated January 27, 2000.

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                    Apple Orthodontix, Inc.


Dated: February 2, 2000             By: /s/ JAMES E. BOBBITT
                                            --------------------
                                            James E. Bobbitt
                                            Vice President and
                                            Chief Financial Officer